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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): April 17, 2007 (April 17,
                                      2007)

                                  CATUITY INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-30045                38-3518829
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

300 PRESTON AVE., SUITE 302
 CHARLOTTESVILLE, VA 22902                                (434) 979-0724
   (Address of principal                         (Registrant's telephone number,
    executive offices)                                including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b), under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c), under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On April 17, 2007 the Company issued a press release (a copy of which is attached as Exhibit 99.1) entitled: "CALS Gives Retailers Control of Liability Risk; Catuity Delivers Flexible Points Management, Zero-Liability Programs".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CATUITY INC.
                                        (Registrant)


                                        By /s/ Debra Hoopes
                                           -------------------------------------
                                           Debra Hoopes
                                           Senior Vice President and Chief
                                           Financial Officer

Date: April 17, 2007


                                        1
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                                  Exhibit Index

99.1   Press Release dated April 17, 2007.